Fees Summary	Oct. 15, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 172,500,000.00
Previously Paid Amount	0.00
Total Fee Amount	23,822.25
Total Offset Amount	23,822.25
Net Fee	$ 0.00
Final Prospectus	false